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COMMON STOCK                                                        COMMON STOCK

HERCULES LOGO
                                                               CUSIP 427056 10 6

NUMBER                                                                    SHARES
N________                                                               ________

                              HERCULES INCORPORATED
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT                                            SEE REVERSE SIDE
                                                                FOR EXPLANATION
                                                                     OF CERTAIN
                                                                  ABBREVIATIONS

IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Hercules Incorporated, transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the provisions of the Certificate of Incorporation of the Corporation as now or hereafter amended, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof asserts.

         This Certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.

                  Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated

Countersigned and Registered

ChaseMellon Shareholder Services, LLC

                                                      /s/ R. Keith Elliott

          TRANSFER AGENT
          AND REGISTRAR                               CHAIRMAN OF THE BOARD

                                                      /s/ Jan M. King

          AUTHORIZED SIGNATURE                        TREASURER
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                                  HERCULES LOGO

A full statement of the designations, preferences, and relative, participating, optional, or other special rights of each class of stock of the corporation or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights will be furnished by the corporation, without charge, to each stockholder who so requests, upon application to the transfer agent, or to the secretary of the corporation.

        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR
           DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY
          AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common          UNIF GIFT MIN ACT-.....Custodian ......
                                                         (Cust)         (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors
                                                   Act

JT TEN - as joint tenants with right of                    (State)
         survivorship and not as
         tenants in common

                      Additional abbreviations may also be used though not in the above list.


         For Value Received __________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS)

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------------------------------------------------------------------------- Shares

of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint_____________________________
Attorney to transfer the said stock on the Books of the within-named Corporation, with full power of substitution in the premises.



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Dated__________________


                                    X       ___________________________________

                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.


         SIGNATURE(S) GUARANTEED BY:        ___________________________________


                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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